UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2020

B. RILEY PRINCIPAL MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BRPM.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	BRPM	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock	BRPM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 11, 2020, B. Riley Principal Merger Corp., a Delaware corporation (the “Company” or “BRPM”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 11,783,391 (63.93%) of BRPM’s issued and outstanding common stock held of record as of January 16, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. BRPM’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of December 11, 2019 (as the same may be amended from time to time, the “Merger Agreement”), by and among the Company, BR Canyon Merger Sub Corp., a wholly-owned subsidiary of the Company and a Michigan corporation (“Merger Sub”), Alta Equipment Holdings, Inc., a Michigan corporation (“Alta”), and Ryan Greenawalt ("Greenawalt"), pursuant to which Merger Sub will merge with and into Alta (the “Merger”) in accordance with the Merger Agreement, and the separate corporate existence of Merger Sub will thereupon cease, and Alta will become a wholly-owned subsidiary of the Company on the terms and subject to the conditions set forth in the Merger Agreement, and approve the other transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions
11,297,539	485,852	0

2.	The Charter Amendment Proposal. To approve and adopt, assuming the business combination proposal is approved and adopted, the third amended and restated certificate of incorporation of the Company (the “Proposed Charter”), which, if approved, would take effect upon the closing of the business combination (the “Closing”).

Votes For	Votes Against	Abstentions
11,297,539	485,852	0

The Advisory Charter Proposals. To approve and adopt, on a non-binding advisory basis, certain amendments to the amended and restated certificate of incorporation of the Company (the “Charter”) as reflected in the Proposed Charter, which are being presented separately, in accordance with the requirements of the SEC, as six sub-proposals (collectively, the “advisory charter proposals”):

3.	Advisory Charter Proposal A — To, upon completion of the business combination and the conversion of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”), into the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), increase the authorized capital stock of the Company from 126,000,000 shares, consisting of 100,000,000 shares of Class A common stock, 25,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock to 201,000,000 shares, which would consist of 200,000,000 shares of common stock, par value $0.0001 per share (“common stock”), and 1,000,000 shares of preferred stock, $0.0001 par value per share, by, on the effective date of the filing of the Proposed Charter: (i) reclassifying all Class A common stock as common stock; (ii) reclassifying all Class B common stock as common stock and (iii) creating an additional 75,000,000 shares of common stock:

Votes For	Votes Against	Abstentions
11,297,539	485,852	0

4.	Advisory Charter Proposal B — To change the stockholder vote required to amend certain provisions of the Proposed Charter and the Company’s bylaws:

Votes For	Votes Against	Abstentions
10,395,539	1,387,852	0

5.	Advisory Charter Proposal C — To clarify that the current exclusive forum provision in the Charter adopting Delaware as the exclusive forum for certain stockholder litigation does not apply to claims (i) arising under the Securities Act of 1933, as amended (the “Securities Act”), as to which the Court of Chancery of the State of Delaware and the federal district court for the District of Delaware have concurrent jurisdiction under Section 22 of the Securities Act, or (ii) brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as to which the federal courts have exclusive jurisdiction under Section 27 of the Exchange Act:

Votes For	Votes Against	Abstentions
10,385,539	1,387,852	10,000

6.	Advisory Charter Proposal D — To remove the waiver of the corporate opportunity doctrine:

Votes For	Votes Against	Abstentions
11,287,539	485,852	10,000

7.	Advisory Charter Proposal E — To provide that Section 203 of the Delaware General Corporation Law, which governs business combinations between the Company and certain interested stockholders, does not apply to the Company:

Votes For	Votes Against	Abstentions
11,287,539	485,852	10,000

8.	Advisory Charter Proposal F — To provide for certain additional changes, including, among other things, (i) changing the post-business combination company’s corporate name from “B. Riley Principal Merger Corp.” to “Alta Equipment Group Inc.” and making the Company’s corporate existence perpetual and (ii) removing certain provisions related to the Company's status as a blank check company that will no longer apply upon consummation of the business combination:

Votes For	Votes Against	Abstentions
11,287,539	485,852	10,000

9.	The NYSE Proposal. To approve, assuming the business combination proposal and the charter amendment proposal are approved and adopted, for the purposes of complying with the applicable provisions of Section 312.03 of the Listed Company Manual of the New York Stock Exchange (the “NYSE”), (i) the issuance of shares of common stock to Greenawalt pursuant to the terms of the Merger Agreement, (ii) the issuance of shares of common stock to the PIPE investors (as defined in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 23, 2020 (the “Proxy Statement”)) and (iii) the issuance of shares of common stock underlying units to be issued to B. Riley Principal Investments, LLC (“BRPI”) or its designees pursuant to the terms of the forward purchase agreement, dated as of April 8, 2019, by and between the Company and BRPI (the “NYSE proposal” and, collectively with the business combination proposal and the charter amendment proposal, the “condition precedent proposals”):

Votes For	Votes Against	Abstentions
11,287,539	485,852	10,000

10.	The Director Election Proposal. To elect, assuming the condition precedent proposals are approved and adopted, five directors to serve staggered terms on the Company's board of directors until the 2021 and 2022 annual meeting of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal:

Katherine E. White

Votes For	Withhold
11,297,539	485,852

Daniel Shribman

Votes For	Withhold
11,297,539	485,852

Zachary E. Savas

Votes For	Withhold
11,297,539	485,852

Ryan Greenawalt

Votes For	Withhold
11,297,539	485,852

Andrew Studdert

Votes For	Withhold
11,297,539	485,852

11.	The Incentive Plan Proposal. To approve and adopt, assuming the condition precedent proposals are approved and adopted, the Alta Equipment Group Inc. 2020 Omnibus Incentive Plan, a copy of which is attached to the Proxy Statement as Annex C (we refer to this proposal as the “incentive plan proposal”):

Votes For	Votes Against	Abstentions
11,287,539	485,852	10,000

Item 7.01	Regulation FD Disclosure.

On February 11, 2020, BRPM issued a press release announcing the results of the Special Meeting.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP.

	By:	/s/ Daniel Shribman
Dated: February 11, 2020		Name:	Daniel Shribman
		Title:	Chief Financial Officer

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